Investor Day 2021 Sustaining Profitable Growth September 17, 2021

2 Sustaining Profitable Growth Topic Speaker 8:30am Welcome and Logistics – Ron Kurtz 8:35am Sustaining Profitable Growth – Joe Zubretsky 9:30am Compelling Financial Profile – Mark Keim 10:00am – 10:45am Executive Q&A – Joe Zubretsky – Mark Keim

3 Cautionary Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation and the accompanying oral remarks include forward-looking statements regarding, without limitation, the Company’s 2021 guidance, its 2022 premium revenue and revenue growth strategy, its long-term financial targets and margin outlook, the COVID pandemic, COVID risk sharing corridors, future RFPs and re-procurements, mergers and acquisitions, Medicaid redeterminations, and the Company’s general business plans. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in the Private Securities Litigation Reform Act of 1995. Readers and listeners are cautioned not to place undue reliance on any forward- looking statements as forward-looking statements are not guarantees of future performance, and the Company’s actual results may differ materially due to numerous known and unknown risks and uncertainties. Those risks and uncertainties are discussed under Item 1A in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and also in the Company’s quarterly reports, current reports, and other reports and filings with the Securities and Exchange Commission, or SEC. These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at www.sec.gov. All forward looking statements in this presentation represent management’s judgment as of September 17, 2021, and, except as otherwise required by law, the Company disclaims any obligation to update any forward-looking statements to conform the statement to actual results or changes in its expectations..

4 Sustaining Profitable Growth Joe Zubretsky President and Chief Executive Officer

5 Sustaining Profitable Growth Long-Term Financial Targets The Profitable Growth Playbook Attractive Government Managed Care Market Value Creation Dynamics Winning Leadership ModelOur Value Creating Franchise

6 Long-Term Financial Targets

7 Total Growth Long-Term Premium Revenue Growth Strong organic growth opportunities off of 2022 outlook, complemented by disciplined acquisition strategy Organic Acquisitions Total 8% - 10% ~5% 13% - 15% Organic Growth Weighted Total Medicare Marketplace 8% - 10% 5% - 8% 11% - 13% 8% - 10%Medicaid

8 Medical Care Ratio Adj. G&A Ratio Pre-Tax Margin Long-Term Margin Outlook Continued margin management will drive net income growth 87% - 88% <7% 4% - 5% Medical Care Ratio Weighted Total Medicare Marketplace 87% - 88% 78% - 80% 87% - 88% 88% - 89%Medicaid Pre-Tax Margin

9 Total Company Long-Term Outlook Strong revenue and earnings growth off of 2022 outlook, enhanced by operating leverage and share repurchases Premium Revenue Growth 13% - 15% Hedge to Margins / Operating Leverage 0% - 1% Net Income Growth 13% - 16% Share Repurchases ~2% EPS Growth 15% - 18%

10 Investment Thesis Strong growth, sustained margins and disciplined capital management form the core of shareholder return Legacy and new market opportunities Double digit revenue growth Attractive margins and operating leverage Capital efficiency and cashflow generation High return capital deployment Proven management team

11 Our Value Creating Franchise

12 Franchise Leading pure-play, government-sponsored managed care company with breadth and scale 155 Ranking >$27B Total Revenue 2021E 4.7M Members 2Q21 18 States 2021 3 Products Medicaid, Medicare and Marketplace

13 Mission We improve the health and lives of our members by delivering high-quality health care Members Government Agencies Employees Shareholders Our mission is balanced among all those we serve Molina provides access to high-quality government sponsored healthcare

14 Transformation Our transformation has driven strong growth in revenue, EPS and shareholder return Total Revenue Adj. EPS Margin Sustainability 2019 $16.8B $11.57 (11%) (1%) Stock Price Margin Recovery 2017 2018 $19.9B ($8.72) $18.9B $11.74 (5%) nm $77 Growth 2021 Guidance >$27.0B >$13.25 >60% >15% ~$260 ~240%

15 Portfolio Geographically diversified government-services portfolio with strong segment synergies 6-10% >10%5% or less Percent of Total Premium Revenue >$26B ‘21 Premium Guidance 12% Medicare 11% Marketplace 77% Medicaid Synergistic Medicare and Marketplace Segments Complement Medicaid Strong Incumbent in 18 States With No State Greater than 20% of Portfolio Revenue

Portfolio Synergies

Synergistic product segments provide member continuity and leverage common capabilities



Federal Poverty Level
400
250
150
138
100
Marketplace
(low subsidy)
Marketplace Target
(max subsidies)
Medicaid
Mobility as income levels change
Continuity for "age ins"
MA-PD
MA-PD Target
(low-income)
Duals
<65
>65
Age

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Market Share Upside Opportunity

National franchise with significant local market opportunity in all segments

	Medicaid	Medicare Duals	Marketplace
National Market Share	~6% #4 Nationally	~3% #6 Nationally	~5% #6 Nationally
Average State Market Share – Molina	~9%	~6%	~9%
Average State Market Share – Top Competitors	~20% - 30%	~20% - 40%	~15% - 50%

Sources: Health Management Associates, State-reported data, CMS and Decision Resources Group

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18 Attractive Government Managed Care Market

19 The Government Managed Care Market Our addressable markets exceed $1T in spend with high growth $461B 64M Members Members Spend $470B 29M SpendMembers 16M $105B Sources: CMS Medicaid Actuarial Report, NHE, KFF, HHS and Urban Institute Spend 8% ’22 – ’25 CAGR 13% ’22 – ’25 CAGR 5% ’22 – ’25 CAGR MarketplaceManaged MedicareManaged Medicaid 2022 2022

20 Political / Regulatory Environment Political and regulatory environment provides favorable conditions for all segments Medicaid Medicare Marketplace Executive Orders Revoked Medicaid work requirements PHE continues telehealth flexibility increasing access Agencies halt sale of limited duration/non-ACA compliant plans Legislation ARP provides FMAP incentives for remaining states to expand Medicaid Sequestration extends through 2021, boosting premiums ACA premium subsidies increase for 2021 and 2022 Regulation Rating rules tighten actuarial soundness requirements for quality withholds CMS direct contracting opportunities NBPP helps Medicaid enrollees transition easily to Marketplace after the PHE ends

21 Medicaid Rate Environment Core rates are expected to remain actuarially sound with many COVID risk sharing corridors expiring • COVID risk sharing corridors in many states through 2021 • Corridors expected to end with PHE • Corridors already expired in CA, NY, SC, and MI for 2022 fiscal years • Prospective rate setting in return to traditional methodology • Clear visibility on 2022 rates for 25% of premium revenue • Rates reflect pre-COVID baseline trended forward and are actuarily sound Core Rates COVID Risk Sharing Corridors

22 r rrr r Medicaid Enrollment During and After the COVID-19 Pandemic, July 16, 2021| Manatt Health Strategies, LLCMedicaid Enrollment During and After the COVID-19 Pandemic, July 16, 2021| Manatt Health Strategies, LLC 0 5 20M 65 80M 60M 55 85 75 -4% 45 -1 8% 0% 5 -3 1 35 9 3 25 4% 7 40M 15 2005 20151990 1995 2000 2010 2020 22 Recession Economic Recovery Trends Unemployment Real GDP Growth Medicaid enrollment increases with economic downturns, continually growing without returning to previous levels Total Medicaid Enrollment Sources: CMS, BLS, MACPAC and KFF Recession Recession Recession

23 The Profitable Growth Playbook Medicaid / Medicare / Marketplace / M&A / Margin Profile

24 Medicaid

25 Strategic InitiativesOrganic Premium Revenue Opportunity Medicaid Long-Term Organic Growth Long-term organic growth rate of 8%-10% driven by current footprint and strategic initiatives 1 Increase market share 2 Grow with potential expansion states 3 Pursue carve-in opportunities 4 Win new RFP states 4% - 6% 8% - 10% ~4%

26 Increase Market Share Retain existing contracts and focus on fundamental operating tactics to drive significant market share opportunity Service Area Market Shares 11-15%6-10%5% or less >15% – Engage membership redeterminations proactively – Engage providers to drive membership – Increase auto assignment through improved quality scores – Drive voluntary enrollment through community presence and awareness 1% Increase in Service Area Market Share ~$1.6B 2025 Revenue Opportunity Actions

Grow with Potential Expansion States

Opportunity in five incumbent states represents ~3 million additional Medicaid managed care lives



Medicaid Foot-Print

Potential Medicaid Expansion states

Expansion Opportunity

$12B
Expansion Revenue Opportunity

~7%
Weighted State Avg Market Share

~$1B
2025 Revenue Opportunity

Source: KFF, state filings and Company estimates

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Pursue Carve-in Opportunities

Numerous pending LTSS and BH carve-in opportunities as states leverage managed care efficiency

~$7B in Carve-in Opportunities

LTSS



California | Kentucky | South Carolina

BH



California | Utah | Michigan

Actions

- Pursue announced carve-in programs
- Advocate for additional carve-in programs
- Leverage Molina's leading capabilities and $4B LTSS platform

~15%
Service Area Market Share

~$1B
2025 Revenue Opportunity

Sources: CMS and Company estimates

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New State RFP Pipeline

New state procurement opportunities total ~$95 billion in annual premium revenue by 2025

Year	States	2025 Premium Revenue Opportunity
2022	Arizona, Louisiana, Minnesota, Rhode Island	~$15B
2023	Delaware, Indiana, Iowa, Missouri, Oklahoma, Tennessee	~$25B
2024	Georgia, Indiana, Kansas, Nebraska, New Hampshire, New Mexico, W. Virginia	~$25B
2025	Arizona, Florida, Maine, North Carolina, Pennsylvania	~$30B

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Prioritizing Opportunities

Significant RFP opportunities drive incremental long-term revenue growth

Key Criteria

1. Size and duration of contract
2. Strength of incumbents
3. Number of awardees
4. Access to high-quality low-cost network
5. Rational rate environment

Sizing the Opportunity

2025 total RFP opportunity	~$95B
Pursue subset of opportunities	~40%
Projected competitive win rate	~50%
Projected market share	~20%
2025 Molina revenue opportunity	~$4B

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Nevada RFP Win

Recently announced Nevada RFP award demonstrates continued success in new states



On August 17th, Molina announced award of new state Medicaid contract in Nevada

- Award covers beneficiaries through TANF, CHIP and Medicaid expansion programs
- Four-year contract term with potential two-year extension
- Future opportunities in LTSS and ABD
- Strong ground game and innovative differentiation drove success

2022 Premium Revenue Expectation

~630,000
Members Statewide

~20%
Estimated State Market Share

>$400M
Projected 2022 Revenue

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32 Medicare

33 Organic Premium Revenue Opportunity Strategic Initiatives Medicare Long-Term Growth Long-term organic growth rate of 11%-13% driven by current footprint and strategic initiatives 2 Penetrate Medicaid service areas 3 Introduce low-income MA-PD product 1 Increase D-SNP market share in current Medicare service areas 4% - 6% 11% - 13% ~7%

34 Increase D-SNP Market Shares in Current Medicare Service Areas Fundamental operating tactics drive significant market share opportunity – Expand direct sales channels – Deepen targeted broker relationships – Develop key provider relationships – Improve retention through member engagement Duals Service Area Market Share 11-15%6-10%5% or less >15% Actions ~$250M 2025 Revenue Opportunity 1% Increase in Service Area Market Share

Penetrate Medicaid Service Areas

D-SNP penetration of remaining Medicaid footprint provides significant opportunity



Medicaid Footprint

States with under-penetrated Medicaid service areas

Penetration of Medicaid Footprint

~500 Counties
Without D-SNP

56 new counties filed for 2022

~3%
New County Target Market Share

~$200M
2025 Revenue Opportunity

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Introduce Low-Income MA-PD Products

Low-income MA-PD products double Molina's market opportunity in Medicare

National Managed Medicare Market


~25%
Low-Income MA-PD
~$470B
2022
Premium
Revenue
~55%
MA-PD
~20%
Duals

~$215B Target Market

Actions

- Introduce low-income MAPD in current Medicaid footprint
- Target Marketplace and Medicaid age-ins
- Leverage existing direct sales and broker networks

~2%		~$700M
Service Area Share of Medicaid Footprint	→	2025 Revenue Opportunity

Sources: CMS and Company estimates

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37 Marketplace

38 Strong 2021 Market Growth Increased subsidies through ARP drove strong growth in 2021 with future growth rate expected to moderate 57% 55% 11.4M 11.4M ~15M 2019 2020 2022 59% Source: CMS, Urban Institute and HHS 15-17M 2021 Bronze Silver Market Dynamics – More members are now eligible for zero-dollar silver plans – Subsidy eligible population expanded through elimination of 400% FPL “cliff” – Special enrollment period extended window for additional sign-ups – Continuation of higher subsidies beyond 2022 currently under legislative review

39 Strategic InitiativesOrganic Premium Revenue Opportunity Marketplace Long-Term Growth As a smaller complement to Molina’s core Medicaid franchise, Marketplace margin discipline will be prioritized over volume 0% - 3% 5% - 8% ~5% 3 Penetrate Medicaid service areas 2 Prioritize margin discipline 1 Focus on highly subsidized population

40 Penetrate Medicaid Service Areas Marketplace penetration of remaining Medicaid footprint provides significant revenue opportunity, balanced with margin discipline States with under-penetrated Medicaid service areas Medicaid Footprint Penetration of Medicaid Footprint 14% Average Service Area Market Share ~$1.5B 2025 Revenue Opportunity 59 new counties filed for 2022 >750 Counties Without Marketplace

41 M&A

42 Our M&A Platform M&A is a key element of our long-term premium growth outlook 3 M&A generally more accretive than new procurement economics 4 Previously announced purchase prices are highly capital efficient 1 Ample excess cash flow to deploy for acquisitions 2 No need to access equity markets 6 Expert integration teams 5 Underperforming properties yield “sweat equity” accretion

Acquisition History

Five transactions totaling ~$8 billion of run-rate revenue sequenced for manageable integration


Announced
YourCare Health Plan
Magellan Complete Care
Passport Health Plan
Affinity Health Plan
Cigna Texas Medicaid
2019
2020
2021
2022
Closed
YourCare Health Plan
Passport Health Plan
Magellan Complete Care
Affinity Health Plan
Cigna Texas Medicaid

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44 Margin Profile

45 Adjusted G&A Ratio Margin Management Performance Strong MCR and G&A management programs continue to drive attractive margins Medical Care Ratio 91.4% 88.4% 88.1% 90.6% ~89% ~87% ~80% ~88% Medicaid Medicare Marketplace Total Company 2017 2021 Ex Net Effect of COVID 8.0% ~7.0% 2017 2021

46 Operating Focus – Implemented state-of-the-art medical economics platform – Centralized utilization management – Enhanced high acuity care management – Created Centers of Excellence for Behavioral, Rx and LTSS – Focused on core technology, automation and quality Medical Cost Management Numerous capabilities to drive medical cost efficiencies, with focus on high acuity populations Risk Adjustment Care Management AnalyticsNetwork Pharmacy Utilization Management QualityPayment Integrity

47 Optimal Operating Platform Fully integrated blend of proprietary and best-of-breed partners provides winning combination Internal – Care management – Provider contracting – Quality – Community engagement – Pricing and rating Hybrid – Utilization management – Transaction services – Risk adjustment Outsourced – Pharmacy – IT infrastructure Differentiated Capabilities Commodity

48 Winning Leadership Model

49 Proven Operating Model While fairly traditional, our operating model and management process are executed with rigor and discipline Organizational Design Management Process Operating Model How We Operate – Flat organizational structure – Empowered local decision making – Simplified matrix – Appropriate delegated authority – Manage by the numbers

50 Executive Team Proven industry-leading team with over 20 decades of experience. Operating Council acts as a virtual COO Operating Council Chief of Staff Ron Kurtz President & CEO Joe Zubretsky Marketplace & CMO Jason Dees External Affairs Carolyn Ingram General Counsel Jeff Barlow CFO Mark Keim Health Plans Marc Russo Health Plan Services Jim Woys Human Resources Larry Anderson

51 Value Creation Dynamics

Value Creation Dynamics

Highly efficient capital generation and deployment model creates significant value

Organic	Acquisitions	Enterprise
– Strong market growth trends – Numerous strategic initiatives – Capitalized at <10% of revenue – Low volatility	– Numerous pipeline opportunities – Announced acquisitions at attractive valuations – Turnaround opportunities drive strong EPS accretion	– Cost structure yields significant operating leverage – High conversion of net income to cash flow – Attractive capital redeployment opportunities
8% - 10% revenue growth ~60% levered ROE	~5% revenue growth ~20% levered ROE	13% - 15% revenue growth 15% - 18% EPS growth

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53 Investment Thesis Strong growth, sustained margins and disciplined capital management form the core of shareholder return Legacy and new market opportunities Double digit revenue growth Attractive margins and operating leverage Capital efficiency and cashflow generation High return capital deployment Proven management team

54 Compelling Financial Profile Mark Keim Chief Financial Officer

55 Compelling Financial Profile Strong Capital Foundation G&A Expense Management Attractive Acquisition Metrics 2022 and Long-term Outlooks 2021 GuidanceCapital Deployment Discipline

Strong Capital Foundation

Strong balance sheet provides foundation for stability and growth

2Q21 Credit Stats

Net Debt to EBITDA Ratio	1.7x
Net Debt / Capitalization	~43%
Revolver Capacity	$1B

Reserve Strength

Reserves at 6/30/21	$2.9B
Days in Claims Payable	48 Days

Current Acquisition Capacity

Parent Company Cash	~$400M
Debt Capacity	~$1B
Total Deployable Capital	~$1.4B

Recurring Parent Cash Flow

Dividends to Parent	~$700M
Incremental Debt Capacity	>$700M
Annual Cash Flow Capacity	>$1.4B

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57 Capital Deployment Discipline Capital deployed to highest return opportunities Accretive Acquisitions – Robust pipeline – Disciplined approach – Strategic fit, operational synergies and EPS accretion – Organic growth is the highest priority – Most efficient use of capital to grow – All lines of business are high growth Re-invest in Business Return to Shareholders – Convertible debt retired – Share repurchases EPS Accretion

58 Capital Deployment History Demonstrated record of capital management enhances shareholder value $1.0B $1.0B 2018 2019 $2.2B 2020 2021F $1.2B Stock / Convertible Repurchase M&A Organic Growth Long-Term Target Allocation // 100% ~25% ~50% ~25% Capital deployed for:

59 Attractive Acquisition Metrics Announced acquisitions at attractive valuations drive strong EPS accretion Target Acquired Revenue ($ M) Purchase Price Run Rate EPS Impact Announced Price ($ M) % of Revenue (Including Capital) YourCare Health Plan $300 $40 21% $0.20 Magellan Complete Care $2,900 $820 28% $1.75 Passport Health Plan $2,000 $66 11% $0.35 Affinity Health Plan $1,600 $380 28% $0.60 Cigna’s Texas Medicaid $1,000 $60 15% $0.50 Total $7,800 $1,366 22% >$3.00

60 Acquisition Pipeline Acquisition pipeline remains robust with many remaining opportunities Strategic Fit and Synergies Large franchise opportunities Bolt on plans Turnaround opportunities ~300 Government Health Plans Near-Term Target List 1 Numerous acquisition opportunities remain 4 Long-term revenue guidance requires additional ~$5B of acquired revenue in 2025 3 Managed care plans, not services or provider assets 2 Turnarounds provide attractive economics

61 Expense Management Leveraging the Base Building Capabilities G&A Expense Management Continued expense management and positive operating leverage fund investments while reducing G&A ratio – Automation and process redesign – Digitization – Outsourcing – Centralization to Center of Excellence – Transparency and discipline – Member and provider experience – New business development – M&A integration – Medical economics and data analytics – Population health 50% Variable 50% Fixed + -

62 Embedded Earnings Power Full-Year 2021 Guidance Reiterating adjusted EPS of no less than $13.25 on higher revenue and underlying earnings power offset by higher expected net effect of COVID Total Revenue >$27 B Premium Revenue >$26 B Adjusted EPS no less than $13.25 Full Year 2021E Net Effect of COVID ~$3.00 Medicare Risk Scores $1.00 Acquisitions at Portfolio Margin $2.00 Total ~$6.00 Guidance

63 Initial 2022 Premium Revenue Outlook 2022 premium revenue growth outlook of 12% before Marketplace enrollment changes and additional strategic initiatives / acquisitions 2021 Premium Revenue Current Footprint CI and Affinity Acquisitions 2022 Premium Revenue >$26B $2.3B $1.0B ~$29B Nevada RFP Win Redetermination ($0.5B)$0.4B Organic Growth

Medicaid Redetermination

Several factors are expected to drive a soft landing and 2022 revenue impact of ~$0.5B and another ~$0.8B in 2023

Timing	Duration	Eligibility
CMS suggests PHE "likely" extended through 2021 year-end. Several states have already set their own timeline	With practical limitations of redetermining 80M members, CMS has now extended to maximum of one year	Precedent and COVID outlook suggest retention of many members gained through lapse in redetermination

750,000

Members gained organically since beginning of pandemic

One year →

375,000

Estimated 50% of members retained

FY 2021		FY 2022	FY 2023
~8.2M	FY Member Months	~6.7M	~4.5M
~$2.9B	Implied Revenue	~$2.4B	~$1.6B

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Long-Term Premium Revenue Growth

Balanced growth driven by significant organic growth opportunities and disciplined acquisition strategy


~14% CAGR After Impact of Redetermination
~$29B
2022
~($0.8B)
2023 Redetermination
~$4B
~4% CAGR
Current Footprint
~$5B
4% - 6% CAGR
Strategic Initiatives
~$5B
~5% CAGR
Acquisitions
~$42B
2025

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66 Current Footprint Eligibles + Yield Strategic Initiatives Long-Term Organic Growth Rate 2025 Revenue Opportunity Discounted Outcome 3-Year Implied CAGR off of 2022 Medicaid 4% ~$7.6B 40% - 60% 4% - 6% 8% - 10% Medicare 7% ~$1.2B 40% - 60% 4% - 6% 11% - 13% Marketplace 5% ~$1.5B 0% - 20% 0% - 3% 5% - 8% Weighted Total ~4% ~$10.3B ~$5B 4% - 6% 8% - 10% Long-Term Organic Premium Revenue Growth Model Targeted organic growth rates driven by identified strategic initiatives

67 Total Company Long-Term Outlook Strong revenue and earnings growth off of 2022 outlook, enhanced by operating leverage and share repurchases Premium Revenue Growth 13% - 15% Hedge to Margins / Operating Leverage 0% - 1% Net Income Growth 13% - 16% Share Repurchases ~2% EPS Growth 15% - 18%

68 Executive Q&A

69 Reconciliation of Non-GAAP Financial Measures Adjustments represent additions and deductions to GAAP net income as indicated in the table below, which include the non-cash impact of amortization of acquired intangible assets, acquisition-related expenses, and the impact of certain expenses and other items that management believes are not indicative of longer-term business trends and operations. Management’s opinions on business trends and operations can change, so the adjustments included in the table may not be consistent from period to period. 2017 2018 2019 2021 Guidance Net income per diluted share (9.07)$ 10.61$ 11.47$ 11.65$ Adjustments: Acquisition-related expenses - - - 1.13 Amortization of intangible assets 0.55 0.32 0.27 0.81 Loss (gain) on debt repayment - 0.33 (0.24) - Other (1) - 0.91 0.10 0.16 Subtotal, adjustments 0.55 1.56 0.13 2.10 Income tax effect (0.20) (0.43) (0.03) (0.50) Adjustments, net of tax 0.35 1.13 0.10 1.60 Adjusted net income per diluted share (8.72)$ 11.74$ 11.57$ 13.25$ (1): 2018 includes restructuring costs and loss on sales of subsidiaries, net of gain. 2019 includes restructuring costs. 2021 Guidance includes change in premium deficiency reserves, loss on sale of property, and restructuring costs.